                                                                  Exhibit 99


                             KEYSTONE REAL ESTATE
                           DEVELOPMENT COMPANY, INC.
                          (a wholly-owned subsidiary
                          of Keystone Ventures, Inc.)

                              REPORT ON AUDITS OF
                             FINANCIAL STATEMENTS
                              for the years ended
                          December 31, 1993 and 1992

                       REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Keystone Real Estate Development
  Company, Inc.
Exton, Pennsylvania

          We have audited the accompanying balance sheets of Keystone Real Estate Development Company, Inc. as of December 31, 1993 and 1992, and the related statements of income, changes in stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Com pany's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstate ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments. An audit also includes assessing the accounting princi ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keystone Real Estate Development Company, Inc. as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with gener ally accepted accounting principles.

          As discussed in Notes 1 and 5 to the financial state ments, the Company changed its method of accounting for income taxes in 1993.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 26, 1994

                KEYSTONE REAL ESTATE DEVELOPMENT COMPANY, INC.

                                BALANCE SHEETS

                       as of December 31, 1993 and 1992
                                   ________

           ASSETS                               1993             1992
                                                ----             ----
Buildings (net of accumulated
    depreciation and amortization of
    $299,550 and $137,083 for 1993
    and 1992, respectively)                  $3,440,854       $3,597,164
Land                                            857,486          857,486
Prepaid expenses                                 65,167           85,410
Deferred rent                                    57,540           37,327
Other receivables                                 -               10,000
Other assets                                        275              575
Cash and cash equivalents                         -                -
                                             ----------       ----------

        Total assets                         $4,421,322       $4,587,962
                                             ==========       ==========

  LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Accounts payable and accrued expenses          24,736           36,758
  Cash overdraft                                 12,235            8,578
  Deferred income taxes                          12,132            6,458
  Due to affiliates:
    Carefree Learning Centers, Inc.              11,151            5,504
    Pennsylvania Blue Shield                     15,170           15,696
  Loan payable - Pennsylvania Blue
        Shield                                  177,999          320,604
  Long-term debt                              2,677,454        2,708,632
                                             ----------       ----------

        Total liabilities                     2,930,877        3,102,230
                                             ----------       ----------

Stockholder's equity:
  Common stock, $1 par value, 200,000
      shares authorized; 100,000 issued
      and outstanding                           100,000          100,000
  Additional paid-in capital                  1,300,000        1,300,000
  Retained earnings                              90,445           85,732
                                             ----------       ----------

        Total stockholder's equity            1,490,445        1,485,732
                                             ----------       ----------

          Total liabilities and
              stockholder's equity           $4,421,322       $4,587,962
                                             ==========       ==========

                    The accompanying notes are an integral
                      part of these financial statements

                 KEYSTONE REAL ESTATE DEVELOPMENT COMPANY, INC.

                              STATEMENTS OF INCOME

                 for the years ended December 31, 1993 and 1992
                                    ________

                                            1993         1992
                                            ----         ----

Rental income                            $  613,955   $  444,429
                                         ----------   ----------
Operating expenses:
  Salaries, wages and benefits              132,979       66,486
  Depreciation and amortization             162,762      118,063
  Administrative and general                 33,550       21,300
  Professional fees                          10,080       10,048
  Site development costs                      2,114        1,036
  Occupancy                                   7,599        6,048
  Pennsylvania Blue Shield service
      charge                                  6,180        6,150
  Interest                                  245,984      144,811
                                         ----------   ----------

        Total operating expenses            601,248      373,942
                                         ----------   ----------

        Operating income                     12,707       70,487
                                         ----------   ----------

Other income:
  Interest income                             -            2,430
                                         ----------   ----------

        Total other income                    -            2,430
                                         ----------   ----------

Income before taxes                          12,707       72,917

Provision for taxes                           7,994       27,436
                                         ----------   ----------

        Net income                       $    4,713   $   45,481
                                         ==========   ==========

                    The accompanying notes are an integral
                      part of these financial statements

                KEYSTONE REAL ESTATE DEVELOPMENT COMPANY, INC.

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                for the years ended December 31, 1993 and 1992
                                   ________

                                  Common Stock
                              -------------------        Paid-in       Retained
                              Shares       Amount        Capital       Earnings          Total
                              ------       ------        -------       --------          -----
Balance at December 31,
    1991                     100,000      $100,000      $1,300,000     $  40,251       $1,440,251

Net income                                                                45,481           45,481
                             -------      --------      ----------     ---------       ----------

Balance at December 31,
    1992                     100,000       100,000       1,300,000        85,732        1,485,732

Net income                                                                 4,713            4,713
                             -------       -------       ---------     ---------       ----------

Balance at December 31,
    1993                     100,000      $100,000      $1,300,000     $  90,445       $1,490,445
                             =======      ========      ==========     =========       ==========

                    The accompanying notes are an integral
                       part of the financial statements

                KEYSTONE REAL ESTATE DEVELOPMENT COMPANY, INC.

                           STATEMENTS OF CASH FLOWS

                 for the years ended December 31, 1993 and 1992
                                    _______

                                             1993            1992
                                             ----            ----
Cash flow from operating activities:
  Net income                               $   4,713     $    45,481
  Adjustments to reconcile net
      income to net cash provided
      by operating activities:
    Depreciation and amortization            162,767         118,063
    Changes in:
      Prepaid expenses                        20,243          (5,616)
      Interest receivable                          -           1,702
      Other receivables                       10,000         (10,000)
      Deferred income taxes                    5,674           6,458
      Due to affiliates                     (137,484)          4,579
      Accounts payable and accrued
          expenses                           (12,022)       (242,784)
      Deferred rent                          (20,213)        (23,064)
                                           ---------     -----------

        Net cash provided by (used for)
            operating activities              33,678        (105,181)
                                           ---------     -----------

Cash flows from investing activities:
  Capital expenditures                        (6,157)     (1,634,563)
                                           ---------     -----------

        Net cash used for investing
            activities                        (6,157)     (1,634,563)
                                           ---------     -----------

Cash flows from financing activities:
  Proceeds from borrowings                     -           1,935,998
  Payments made on long-term borrowings      (31,178)        (12,913)
  Cash overdraft                               3,657        (163,541)
  Loan financing fees                          -             (19,800)
                                           ---------     -----------

        Net cash provided by (used for)
            financing activities             (27,521)      1,739,744
                                           ---------     -----------

Net decrease in cash and cash
    equivalents                                -               -

Cash and cash equivalents at
    beginning of year                          -               -
                                           ---------     -----------

Cash and cash equivalents at
    end of year                                -               -
                                            ========      ==========

Supplemental disclosures of cash flow
    information:
  Cash paid during the year for:
    Income taxes                           $   1,621     $     5,443
                                           =========     ===========
    Interest, net of amounts
        capitalized                        $ 245,984     $   144,811
                                           =========     ===========

                    The accompanying notes are an integral
                       part of the financial statements

                KEYSTONE REAL ESTATE DEVELOPMENT COMPANY, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                    _______


1.  Summary of Significant Accounting Policies:
    ------------------------------------------

         Description of the Business:
         ---------------------------

    Keystone Real Estate Development Company, Inc. (the Company) is a wholly-owned subsidiary of Keystone Ventures, Inc. (KVI, a wholly-owned subsidiary of Pennsylvania Blue Shield). The Company was incorporated in 1989 for the purpose of acquiring real estate and arranging construction of child day care centers for lease to Carefree Learning Centers, Inc. (CLC), a wholly-owned subsidiary of KVI. All of the Company's busi ness is conducted in Pennsylvania. The Company has been leasing four centers as of December 31, 1993 and 1992.

         Cash Equivalents:
         ----------------

    The Company considers highly liquid securities purchased with a maturity date of three months or less to be cash equiva lents.

         Construction-in-Progress and Site Development Costs:
         ---------------------------------------------------

    The Company capitalizes expenditures for legal and profes sional fees, development costs and construction expenditures related to the acquisition of land and construction of build ings. Accumulated expenditures for sites which are rejected are expensed in the month management determines the site will not be developed. Accumulated expenditures for sites accept ed are transferred to the land and building accounts upon occupancy. Interest costs for the construction of certain long-term assets are capitalized and amortized over the related asset's estimated useful life. In 1993 and 1992, the Company capitalized interest costs of $0 and $45,109, re spectively.

         Income Taxes:
         ------------

    The Company files a consolidated federal income tax return with Pennsylvania Blue Shield (PBS) and its other subsidiar ies. Under the tax sharing agreement with PBS, federal income taxes are calculated and allocated to the Company as if it were a stand alone entity. The Company is also subject to state income taxes.



                                   Continued

                                    _______


1.  Summary of Significant Accounting Policies, continued:
    -------------------------------------------

         Income Taxes, continued:
         ------------

    Effective January 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to be settled or realized. The 1992 financial statements have been restated to give retroactive effect to the adoption of SFAS No. 109. (See Note 5).

         Land and Buildings:
         ------------------

    Land and buildings are carried at cost. Depreciation of buildings is computed under the straight-line method over the estimated useful lives. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in operations.

2.  Cash Management:
    ---------------

    The Company has a cash management agreement with PBS. Under the terms of the agreement, PBS funds the Company checking account daily as required and any excess cash in the Company checking account is invested by PBS.
    Invested balances earn interest at a rate equal to the prime rate minus 2% computed monthly based on the average daily balance, as defined. There were no invested balances during 1993 and 1992.


3.  Related Party Transactions:
    --------------------------

    The Company shares corporate office space with CLC. CLC bills the Company a pro rata share of the building operating expenses on a monthly basis. CLC
    charged the Company $9,823   and $8,089 for operating expenses during the
    years ended December 31, 1993 and 1992, respectively.




                                  Continued

                                    _______



3.  Related Party Transactions, continued:
    --------------------------

    The Company has no full-time employees. Certain CLC corpo rate employees spend a portion of their time on the opera tions of the Company. The employees' salaries and related payroll taxes and benefits are paid by CLC. CLC allocates and bills a portion of these expenses to the Company based on employee time allocation. Intercompany charges for salaries, payroll taxes and benefits were $132,979 and $66,486 for the years ended December 31, 1993 and 1992, respectively.

    The Company incurs a monthly charge from PBS for services performed. The services include investment administration and insurance monitoring. For the years ended December 31, 1993 and 1992, the total service charges were $6,180 and $6,150, respectively.

    The Company has a line of credit from PBS of $720,000, of which $177,999 and $320,604 was outstanding at December 31, 1993 and 1992, respectively. The Company is required to use excess cash from its checking accounts to repay the credit line. The outstanding balance bears interest at the prime rate plus 1%. The credit line expires in September 1997 and renews annually thereafter at the discretion of PBS. Inter est charged on this credit line was $15,494 and $15,185 in 1993 and 1992, respectively. The prime rate of interest was 6% at December 31, 1993 and 1992.

    The Company incurs charges from KVI for services performed in conjunction with the opening of new centers. For the years ended December 31, 1993 and 1992, the total service charges were $0 and $60,000, respectively. These charges are capi talized with building costs and are amortized to expense on a straight-line basis over a period of 72 months. The amorti zation was $13,344 and $9,739 for the years ended Decem ber 31, 1993 and 1992, respectively.

    See Note 6 for a description of leasing arrangements with CLC.



                                   Continued

                                    _______


4.  Reclassifications:
    -----------------

    The 1992 financial statements have been reclassified to show cash overdraft apart from accounts payable and accrued expenses.


5.  Income Taxes:
    ------------

    The 1992 financial statements have been restated to give retroactive effect to the adoption of SFAS 109. The impact of the adoption on the previously issued financial statements is set forth below (there was no impact on retained earnings at December 31, 1991, as originally reported).

      Decrease in net income at December 31, 1992
      as originally reported                                    $19,237

    The components of the provision for income taxes are summa rized below:

                                                   1993          1992
                                                   ----          ----
      Federal:
        Current                                   $1,202        $12,779
        Deferred                                   3,191          3,633
                                                  ------        -------

                                                   4,393         16,412
                                                  ------        -------

      State:
        Current                                    1,118          8,199
        Deferred                                   2,483          2,825
                                                  ------        -------

                                                   3,601         11,024
                                                  ------        -------

             Total                                $7,994        $27,436
                                                  ======        =======

    The gross deferred tax assets of $16,981 ($9,311 in 1992) consist primarily of future deductible amounts for deprecia tion. Management has concluded, as a result of the Company's history of taxable earnings, that a full valuation allowance be applied to the deferred tax assets.

    The deferred tax liabilities of $12,132 ($6,458 in 1992) consist primarily of future taxable deferred rent.

    The Company's effective tax rate of 63% and 38% in 1993 and 1992, respectively, differs from the statutory rate of 34% primarily due to the valuation allowance being provided for future deductible amounts.



                                   Continued

                                    _______


6.  Long-Term Debt:
    --------------

    The Company has entered into various bank debt agreements to finance the construction of certain child care centers. A summary of long-term debt at December 31, 1993 and 1992 is as follows:

                                                    1993         1992
                                                    ----         ----
    Dated October 4, 1990, due in
        monthly installments of
        $725 plus interest at a vari-
        able rate (7.25% and 9.25%
        at December 31, 1993 and
        1992,respectively); final
        maturity in May 1996 with
        a balloon payment of
        approximately $705,000 (a)               $  724,075   $  732,775

    Dated October 1, 1992, interest
        at prime plus 3%; principal
        and interest payments due
        monthly; final maturity in
        October, 1997 with a balloon
        payment of approximately
        $622,000 (b)                                650,691      658,221

    Dated November 1, 1992, interest at
        prime plus 3%; principal and
        interest payments due monthly;
        final maturity in November,
        1997 with a balloon payment of
        approximately $622,000 (b)                  651,344      658,818

    Dated November 1, 1992, interest at
        prime plus 3%; principal and
        interest payments due monthly;
        final maturity in November,
        1997 with a balloon payment of
        approximately $622,000 (b)                  651,344      658,818
                                                 ----------   ----------

        Totals                                   $2,677,454   $2,708,632
                                                 ==========   ==========

    (a) Pursuant to the debt agreement, the Company's assets and revenues relating to the child day care center construct ed with this loan are pledged as collateral and the loan is guaranteed by CLC and KVI.



                                   Continued

                                   ________


6.  Long-Term Debt, continued:
    --------------

    (b) These loans are collateralized by the underlying real estate and are guaranteed by CLC and KVI. The prime rate of interest was 6% at December 31, 1993 and 1992.

    Maturities of long-term debt for each of the years in the period ending December 31, 1998 are as follows:

               1994                     $   30,695
               1995                         31,498
               1996                        730,191
               1997                      1,885,070
               1998                          -
                                        ----------

                                        $2,677,454
                                        ==========

7.  Leases:
    ------

    The Company leases all of its various building facilities to CLC under noncancellable operating leases which expire on various dates through 1998. The leases contain escalation clauses which provide for periodic rent increases of 8%. Rental income for the years ended December 31, 1993 and 1992 was $613,955 and $444,429, respectively.

    Future minimum rental payments for these operating leases are as follows:

               1994                   $  602,109
               1995                      628,187
               1996                      641,242
               1997                      527,297
               1998                      204,120
               Thereafter                  -
                                      ----------

                                      $2,602,955
                                      ==========